AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of September 3, 2008, is entered into between **FIRST CAPITAL WESTERN REGION, LLC** ("Lender"), and **REED'S, INC.**, a Delaware corporation ("Borrower"), in light of the following facts:

RECITALS

WHEREAS, Borrower and Lender have previously entered into certain Loan and Security Agreement, dated as of May 30, 2008, as amended by that certain Amendment Number One to Loan and Security Agreement dated July 16, 2008 (the "Agreement").

WHEREAS, Borrower failed to be in compliance as of June 30, 2008, with the financial covenants for minimum tangible net worth and for maximum quarterly loss.

WHEREAS, Borrower has requested that Lender waive the Defaults resulting from Borrower's non-compliance with the financial covenants and that Lender reset the minimum tangible net worth based upon the June 30, 2008, actual tangible net worth.

WHEREAS, Lender has agreed to Borrower's request subject to the terms and conditions contained in this Amendment.

WHEREAS, Borrower and Lender wish to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS. All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2. AMENDMENT. The Agreement is amended in the following respect:

(a) **Change in Minimum Tangible Net Worth Covenant**. Item 21(b) of the Schedule to the Agreement is deleted in its entirety and is replaced with a new Item 21(b) as follows:

> (b) As of June 30, 2008, Borrower shall have a Tangible Net Worth of at least $4,232,479. Thereafter, as of the last day of each month, Borrower's required minimum Tangible Net Worth shall be increased by 50% of the Borrower's net income for the calendar month then ended (without reduction for any losses during any such calendar month). As used herein, "Tangible Net Worth" means, as of any date, the total assets of Borrower minus the total liabilities of Borrower calculated in conformity with GAAP, less

all amounts due from Borrower's Affiliates and the amount of all intangible items reflected therein.

3. WAIVER OF COVENANT VIOLATIONS. Lender hereby agrees to waive the Defaults that resulted from the failure of Borrower to be in compliance as of June 30, 2008, with the financial covenants for minimum Tangible Net Worth and for maximum quarterly net loss from Borrower's operations. Borrower acknowledges and agrees that the waiver contained herein is a one time waiver and that Borrower must be in compliance with all terms and conditions of the Agreement, including all financial covenants.

4. FEE FOR WAIVER. Upon execution of this Amendment, in consideration of Lender's agreeing to waive the Defaults pursuant to Section 3 of this Amendment, Borrower agrees to pay Lender a fee in the amount of $3,000, which will be fully earned on the date of this Amendment and shall be non-refundable. Lender is authorized to charge Borrower's loan account for the full amount of such fee.

5. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

6. LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

7. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

[Signatures are on the next page]

IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment.

REED'S, INC.,
a Delaware corporation

By: [signature]
Name: Chris Reed
Title: CEO

FCC, LLC, a Florida limited liability company doing business as First Capital Western Region, LLC

By: [signature]
Name: JOHN P NEHER
Title: Vice President

ACKNOWLEDGMENT AND REAFFIRMATION OF GUARANTOR

The undersigned hereby acknowledges that he executed a Continuing Guaranty, dated on or around May 30, 2008 (the "Guaranty"), with respect to the present and future obligations of Borrower owing to Lender. The undersigned hereby acknowledges the foregoing Amendment, consent to its terms, and reaffirms his Guaranty. The undersigned further acknowledges that nothing in the Guaranty obligates Lender to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek future reaffirmations of the Guaranty, even if the Agreement is further amended; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

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Christopher Reed, an individual